UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                October 19, 2006
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
             (Exact name of registrant as specified in its charter)


      Virginia                 000-49929                 82-0545425
-----------------------    -----------------  ---------------------------------
  (State or other             (Commission     (IRS Employer Identification No.)
    jurisdiction              File Number)
 of incorporation)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
-------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Access National Corporation (Nasdaq: ANCX) released its unaudited financial results on October 19, 2006 for the quarter ended September 30, 2006. A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Access National Corporation (Nasdaq: ANCX) announced on October 19, 2006 that its Board of Directors declared a cash dividend of $.005 per share to shareholders of record as of October 31, 2006, for payment on November 24, 2006. A copy of the press release summarizing the announcement is attached hereto as
Exhibit 99.2.


Item 9.01 Financial Statements and Exhibits.

(a) - Not applicable. (b) - Not applicable. (c) - Not applicable.

(d) Exhibits.

Exhibit 99.1 Press Release, dated October 19, 2006 announcing third quarter 2006 financial results.

Exhibit 99.2 Press Release, dated October 19, 2006 announcing quarterly dividend.

                                   Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACCESS NATIONAL CORPORATION
                                   (Registrant)


Date:  October 19, 2006            By:  /s/  Michael W. Clarke
                                   -------------------------------------------
                                   Name:  Michael W. Clarke
                                   Title: President & Chief Executive Officer

                                 EXHIBIT INDEX


Exhibits     Description
------------ -----------
Exhibit 99.1 Press Release, dated October 19, 2006 announcing third quarter 2006 financial results.

Exhibit 99.2 Press Release, dated October 19, 2006 announcing quarterly dividend.